Exhibit 16(a)
SCHEDULE FOR COMPUTATION OF PERFORMANCE CALCULATIONS
CUMULATIVE TOTAL RETURNS and their income and capital components are described in the fund's Statement of Additional Information, and are based on the net asset values, dividends, capital gain distributions, and reinvestment prices of the historical period covered.
AVERAGE ANNUAL RETURNS are calculated according to the following formula:
Average Annual Return = [(1 + Cumulative Return)1/n] - 1
[where n = the number of years in the base period]
Included in this exhibit is a chart showing the data used to calculate the 30-Day Yield as of the fund's fiscal year end.
The 30-DAY YIELD is calculated according to the methods prescribed in Form N-1A Item 22(b)(ii).
          30-Day Total Net Income
30-Day Yield = 2(--------------------------------------------------) + 1)6
- 1
  (30-Day Average Shares Outstanding)(Prior Day Price)
The TAX EQUIVALENT YIELD is calculated by the formula as follows:
Tax Equivalent Yield = (yield) / (1-[tax rate])
[where the tax rate is expressed in decimal notation (i.e. 28% = 0.28)]
For any municipal portfolio that invests a portion of its assets in obligations subject to state taxes, the tax equivalent yield is adjusted to reflect these investments.
[Insert the name of the fund for which the required data schedules have been provided.]
[Schedule of YIELD data provided by Fund Accounting. Schedule of TOTAL RETURN data is supplied by Fund Performance. Both need to be filed with this exhibit. Make sure each schedule of data is properly identified as yield or total return.]

      1 FIDELITY FUNDS                                  1     54-1   GOVERNMENT SECURITIES                   SC78252   Page 1

      REPORT #R430MA                                       30 DAY DIVIDEND HISTORY               RUN DATE: 10/16/95  TIME: 15:23



                                                           From  19950902  To  19951002



                                                                                                                       INCOME W/

              SHARES          GROSS                                                     WRITE                         BREAKAGE &

       DATE OUTSTANDING        INCOME         EXPENSES       NET INCOME      ADJUSTMENTS  OFF           BREAKAGE       WRITE OFF


      _________________________________________________________________________________________________________________________

        2  90,313,645.754     169,976.86       17,195.21      152,781.65            0.00    0.00         41.80        152,762.17

        3  90,313,645.754     169,976.86       17,195.21      152,781.65            0.00    0.00         12.76        152,823.45

        4  90,313,645.754     169,976.86       17,195.21      152,781.65            0.00    0.00         16.28-       152,794.41

        5  90,334,169.453     170,733.11       17,288.18      153,444.93            0.00    0.00         41.23        153,428.65

        6  90,589,798.755     170,210.00       17,314.22      152,895.78            0.00    0.00         21.43        152,937.01

        7  90,563,272.719     170,690.42       17,351.16      153,339.26            0.00    0.00         37.07        153,360.69

        8  90,633,167.701     170,799.13       17,321.26      153,477.87            0.00    0.00         17.65-       153,514.94

        9  90,633,167.701     170,799.13       17,321.26      153,477.87            0.00    0.00         18.27        153,460.22

       10  90,633,167.701     170,799.13       17,321.26      153,477.87            0.00    0.00         36.45-       153,496.14

       11  90,627,965.817     170,153.98       17,323.88      152,830.10            0.00    0.00          5.10-       152,793.65

       12  90,586,487.276     170,617.23       17,319.12      153,298.11            0.00    0.00         20.67        153,293.01

       13  90,623,688.250     170,577.14       17,354.66      153,222.48            0.00    0.00          1.51-       153,243.15

       14  90,567,243.817     170,636.04       17,350.02      153,286.02            0.00    0.00         44.73        153,284.51

       15  90,940,943.689     170,532.69        4,908.36      165,624.33       12,475.74-   0.00         42.17-       153,193.32

       16  90,940,943.689     170,532.69       17,384.10      153,148.59       12,475.74-   0.00         38.13-       153,106.42

       17  90,940,943.689     170,532.69       17,384.10      153,148.59       12,475.74-   0.00         34.09-       153,110.46

       18  91,040,627.524     172,078.57       17,412.80      154,665.77       12,475.74-   0.00         44.69        154,631.68

       19  91,038,831.436     171,343.39       17,394.80      153,948.59       12,475.74-   0.00         44.42-       153,993.28

       20  91,019,117.706     171,295.40       17,409.28      153,886.12       12,475.74-   0.00         19.39        153,841.70

       21  91,190,882.781     171,254.53       17,527.28      153,727.25       12,475.74-   0.00          1.19-       153,746.64

       22  91,168,096.899     171,587.11       17,494.58      154,092.53       12,475.74-   0.00         17.26        154,091.34

       23  91,168,096.899     171,587.11       17,494.58      154,092.53       12,475.74-   0.00         35.71        154,109.79

       24  91,168,096.899     171,587.11       17,494.58      154,092.53       12,475.74-   0.00         37.01-       154,128.24

       25  91,140,872.212     171,696.13       17,473.37      154,222.76       12,475.74-   0.00         24.61-       154,185.75

       26  91,096,980.886     171,533.95       17,468.78      154,065.17       12,475.74-   0.00          4.43-       154,040.56

       27  91,080,606.249     171,533.91       17,453.09      154,080.82       12,475.74-   0.00         32.00-       154,076.39

       28  90,453,654.286     171,533.96       17,443.63      154,090.33       12,475.74-   0.00         15.76        154,058.33

       29  90,321,423.645     340,888.93       34,735.88      306,153.05      165,552.27-   0.00          2.53-       153,092.28

       30  90,321,423.645     170,444.47       17,367.94      153,076.53      165,552.27-   0.00         20.81-       153,074.00

        1  90,321,423.645     169,838.07       17,348.15      153,076.53      165,552.27-   0.00         39.09-       153,055.72

        2  90,643,050.526         419.94-           1.43-         418.51-      12,681.99-   0.00         41.71        152,412.68

                                                                                           _______

                                                                                             0.00

      1 FIDELITY FUNDS                                  1     54-1   GOVERNMENT SECURITIES                  SC78252   Page 2

       REPORT #R430MA                                       30 DAY DIVIDEND HISTORY              RUN DATE: 10/16/95  TIME: 15:23



                                                           From  19950902  To  19951002



                                MTD       DAILY DIST       DIVIDEND     -------- SHARES OUTSTANDING  --------           DAILY

        DATE    MIL RATE     MIL RATE       YIELD            PAID      |  30-DAY TOTAL        30-DAY AVERAGE  |      YTM INCOME


      __________________________________________________________________________________________________________________________

         2   0.001691000    0.003383000      6.25          152,720.37    2,690,454,003.748      89,681,800.125        155,608.65

         3   0.001692000    0.005075000      6.25          152,810.69    2,691,310,587.516      89,710,352.917        155,608.65

         4   0.001692000    0.006767000      6.25          152,810.69    2,692,167,171.284      89,738,905.709        155,608.65

         5   0.001698000    0.008465000      6.27          153,387.42    2,693,044,278.751      89,768,142.625        155,608.65

         6   0.001688000    0.010153000      6.22          152,915.58    2,694,141,624.104      89,804,720.803        155,038.74

         7   0.001693000    0.011846000      6.24          153,323.62    2,695,219,661.294      89,840,655.376        155,371.93

         8   0.001694000    0.013540000      6.26          153,532.59    2,696,349,640.583      89,878,321.353        156,174.20

         9   0.001693000    0.015233000      6.25          153,441.95    2,697,518,512.181      89,917,283.739        156,603.18

        10   0.001694000    0.016927000      6.26          153,532.59    2,698,848,461.068      89,961,615.369        156,603.18

        11   0.001686000    0.018613000      6.23          152,798.75    2,700,173,208.071      90,005,773.602        156,603.18

        12   0.001692000    0.020305000      6.25          153,272.34    2,701,456,476.533      90,048,549.218        156,659.02

        13   0.001691000    0.021996000      6.23          153,244.66    2,702,788,143.515      90,092,938.117        155,549.64

        14   0.001692000    0.023688000      6.24          153,239.78    2,703,750,857.335      90,125,028.578        156,076.42

        15   0.001685000    0.025373000      6.19          153,235.49    2,705,004,095.252      90,166,803.175        154,218.67

        16   0.001684000    0.027057000      6.20          153,144.55    2,706,138,597.801      90,204,619.927        155,339.79

        17   0.001684000    0.028741000      6.20          153,144.55    2,707,269,037.754      90,242,301.258        155,339.79

        18   0.001698000    0.030439000      6.25          154,586.99    2,708,499,161.542      90,283,305.385        155,339.79

        19   0.001692000    0.032131000      6.24          154,037.70    2,709,727,489.242      90,324,249.641        156,553.45

        20   0.001690000    0.033821000      6.22          153,822.31    2,710,951,614.611      90,365,053.820        155,935.87

        21   0.001686000    0.035507000      6.20          153,747.83    2,712,368,634.662      90,412,287.822        155,509.38

        22   0.001690000    0.037197000      6.26          154,074.08    2,713,737,786.889      90,457,926.230        158,092.21

        23   0.001690000    0.038887000      6.26          154,074.08    2,715,096,054.651      90,503,201.822        158,092.21

        24   0.001691000    0.040578000      6.26          154,165.25    2,716,488,480.307      90,549,616.010        158,092.21

        25   0.001692000    0.042270000      6.26          154,210.36    2,717,853,681.276      90,595,122.709        158,092.21

        26   0.001691000    0.043961000      6.26          154,044.99    2,719,174,990.919      90,639,166.364        158,269.53

        27   0.001692000    0.045653000      6.27          154,108.39    2,720,449,828.456      90,681,660.949        158,996.04

        28   0.001703000    0.047356000      6.31          154,042.57    2,721,053,210.471      90,701,773.682        159,202.55

        29   0.001695000    0.049051000      6.28          153,094.81    2,721,556,632.892      90,718,554.430        158,151.37

        30   0.001695000    0.050746000      6.26          153,094.81    2,722,078,254.251      90,735,941.808        156,477.72

         1   0.001695000    0.001695000      6.26          153,094.81    2,722,086,032.142      90,736,201.071        156,477.72

         2   0.001681000    0.003376000      6.20          152,370.97    2,722,415,436.914      90,747,181.230        156,477.72

                                                       _______________

                                                         4,757,125.57

      1 FIDELITY FUNDS                              1     54-1   GOVERNMENT SECURITIES                          SC78252   Page 3

        REPORT #R430MA                                   30 DAY DIVIDEND HISTORY               RUN DATE: 10/16/95  TIME: 15:23



                                                           From  19950902  To  19951002



          DAILY YTM NET    DAILY YTM        PAYDOWN        ADJ TO 30-DAY     YTM 30-DAY      30-DAY     30-DAY DAILY SEC  PRIOR

      DATE INCOME ADJ      NET INCOME      GAIN/LOSS          INCOME         NET INCOME     MIL RATE    YIELD    YIELD   DAY NAV


      _________________________________________________________________________________________________________________________

      2           0.00       138,413.44             0.00             0.00   4,188,761.80    0.046722000     5.74    5.66    9.88

      3           0.00       138,413.44             0.00             0.00   4,187,875.66    0.046697000     5.74    5.66    9.88

      4           0.00       138,413.44             0.00             0.00   4,187,720.92    0.046680000     5.74    5.66    9.88

      5           0.00       138,320.47             0.00             0.00   4,187,473.21    0.046663000     5.73    5.66    9.88

      6           0.00       137,724.52             0.00             0.00   4,186,649.81    0.046638000     5.71    5.62    9.91

      7           0.00       138,020.77             0.00             0.00   4,185,990.51    0.046612000     5.71    5.61    9.91

      8           0.00       138,852.94             0.00             0.00   4,186,233.59    0.046596000     5.73    5.66    9.88

      9           0.00       139,281.92             0.00             0.00   4,186,314.96    0.046578000     5.72    5.68    9.88

      10          0.00       139,281.92             0.00             0.00   4,185,772.82    0.046551000     5.72    5.68    9.88

      11          0.00       139,279.30             0.00             0.00   4,183,940.69    0.046508000     5.72    5.68    9.88

      12          0.00       139,339.90             0.00             0.00   4,182,169.16    0.046466000     5.71    5.68    9.88

      13          0.00       138,194.98             0.00             0.00   4,179,190.73    0.046410000     5.69    5.62    9.91

      14          0.00       138,726.40             0.00             0.00   4,179,805.84    0.046394000     5.70    5.65    9.89

      15          0.00       136,834.57             0.00             0.00   4,175,146.56    0.046326000     5.66    5.55    9.94

      16          0.00       137,955.69             0.00             0.00   4,171,869.49    0.046268000     5.66    5.58    9.92

      17          0.00       137,955.69             0.00             0.00   4,167,468.25    0.046200000     5.65    5.58    9.92

      18          0.00       137,926.99             0.00             0.00   4,162,866.64    0.046130000     5.65    5.58    9.92

      19          0.00       139,158.65             0.00             0.00   4,159,496.69    0.046072000     5.65    5.64    9.90

      20          0.00       138,526.59             0.00             0.00   4,155,494.86    0.046006000     5.64    5.60    9.91

      21          0.00       137,982.10             0.00             0.00   4,152,005.43    0.045947000     5.62    5.57    9.93

      22          0.00       140,597.63             0.00             0.00   4,151,006.18    0.045912000     5.65    5.71    9.86

      23          0.00       140,597.63             0.00             0.00   4,149,618.23    0.045873000     5.65    5.71    9.86

      24          0.00       140,597.63             0.00             0.00   4,149,932.86    0.045854000     5.65    5.71    9.86

      25          0.00       140,618.84             0.00             0.00   4,154,005.85    0.045875000     5.65    5.71    9.86

      26          0.00       140,800.75             0.00             0.00   4,158,260.75    0.045899000     5.65    5.72    9.86

      27          0.00       141,542.95             0.00             0.00   4,163,312.65    0.045933000     5.66    5.76    9.85

      28          0.00       141,758.92             0.00             0.00   4,169,746.93    0.045982000     5.67    5.77    9.85

      29          0.00       140,783.43             0.00             0.00   4,171,721.44    0.045994000     5.67    5.77    9.85

      30          0.00       139,109.78             0.00             0.00   4,172,613.10    0.045995000     5.65    5.68    9.89

      1           0.00       139,129.57             0.00             0.00   4,174,140.85    0.046003000     5.65    5.68    9.89

      2           0.00       156,479.15             0.00             0.00   4,192,186.77    0.046202000     5.67    6.39    9.89



                                                                                                                     avg:   9.89
